UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:	Funds Investor Services 1-800-822-5544
or Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end:	May 31

Date of reporting period:	February 28, 2010

ITEM 1.                                                     SCHEDULE OF INVESTMENTS

WESTERN ASSET

GLOBAL HIGH INCOME FUND INC.

FORM N-Q

FEBRUARY 28, 2010

Schedule of investments (unaudited)	February 28, 2010

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 80.4%
CONSUMER DISCRETIONARY — 13.7%
Auto Components — 0.5%
Allison Transmission Inc., Senior Notes	11.250%	11/1/15	750,200		$780,208	(a)(b)
Europcar Groupe SA, Senior Subordinated Notes	8.125%	5/15/14	720,000	EUR	922,174	(a)
Keystone Automotive Operations Inc., Senior Subordinated Notes	9.750%	11/1/13	790,000		343,650
Visteon Corp., Senior Notes	8.250%	8/1/10	154,000		106,260	(c)
Visteon Corp., Senior Notes	12.250%	12/31/16	503,000		470,305	(a)(c)
Total Auto Components					2,622,597
Automobiles — 0.3%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	300,000		90,750	(c)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	3,500,000		1,076,250	(c)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	570,000		175,275	(c)
Total Automobiles					1,342,275
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		186,850
Service Corp. International, Senior Notes	7.500%	4/1/27	210,000		190,575
Total Diversified Consumer Services					377,425
Hotels, Restaurants & Leisure — 3.0%
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	521,000		356,885	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	1,435,000		1,291,500
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	180,000		186,300
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,340,000		1,038,500
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,410,000		2,512,425
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,130,000		553,700	(c)(d)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	455,000		477,750	(a)
MGM MIRAGE Inc., Notes	6.750%	9/1/12	560,000		520,800
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	475,000		505,875	(a)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	1,135,000		1,231,475	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,450,000		1,515,250	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	675,000		502,875
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	625,000		437,500
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	700,000		729,750	(a)
Penn National Gaming Inc., Senior Subordinated Notes	8.750%	8/15/19	220,000		218,900	(a)
Sbarro Inc., Senior Notes	10.375%	2/1/15	770,000		633,325
Seneca Gaming Corp., Senior Notes	7.250%	5/1/12	1,150,000		1,127,000
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	150,000		102,750	(a)(e)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	110,000		16,500	(c)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	760,000		114,000	(c)(d)
Total Hotels, Restaurants & Leisure					14,073,060
Household Durables — 0.2%
American Greetings Corp., Senior Notes	7.375%	6/1/16	80,000		78,800
Jarden Corp., Senior Subordinated Notes	7.500%	1/15/20	484,000	EUR	656,177
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	202,000		190,890	(d)
Total Household Durables					925,867
Leisure Equipment & Products — 0.6%
Cirsa Capital Luxembourg, Senior Notes	7.875%	7/15/12	2,000,000	EUR	2,697,849	(a)
Media — 7.6%
Affinion Group Inc., Senior Notes	10.125%	10/15/13	2,315,000		2,349,725
Affinion Group Inc., Senior Subordinated Notes	10.125%	10/15/13	1,785,000		1,811,775
Affinion Group Inc., Senior Subordinated Notes	11.500%	10/15/15	380,000		389,500
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	611,752		719,573	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	1,570,000		1,438,512	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	February 28, 2010

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	1,150,000		$1,286,563	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	8.000%	4/30/12	250,000		260,000	(a)
Clear Channel Communications Inc., Senior Notes	6.250%	3/15/11	480,000		458,400
CMP Susquehanna Corp.	4.774%	5/15/14	46,000		11,500	(a)(d)(e)
Comcast Corp.	5.700%	5/15/18	1,120,000		1,191,637
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,571,250
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	575,000		599,438
DISH DBS Corp., Senior Notes	7.750%	5/31/15	3,060,000		3,190,050
DISH DBS Corp., Senior Notes	7.875%	9/1/19	4,000,000		4,140,000
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		1,708,877	(a)
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	1,810,000		1,838,752
ITV PLC, Senior Notes	10.000%	6/30/14	2,000,000	EUR	3,113,481
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	900,000		924,750	(a)
Rogers Cable Inc., Senior Secured Notes	7.875%	5/1/12	1,100,000		1,234,952
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	661,000	EUR	836,475	(a)
Sun Media Corp., Senior Notes	7.625%	2/15/13	270,000		258,525
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	200,000		249,330
Time Warner Inc.	6.500%	11/15/36	160,000		170,010
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	1,810,000		1,968,375	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		344,850	(a)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	955,000		1,017,075
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	2,030,000		2,106,125
Total Media					35,189,500
Multiline Retail — 0.7%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	1,171,662		1,159,945	(b)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,490,000		2,153,850
Total Multiline Retail					3,313,795
Specialty Retail — 0.4%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	1,363,000		988,175	(a)
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	860,000		877,200
Total Specialty Retail					1,865,375
Textiles, Apparel & Luxury Goods — 0.3%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,115,000		1,243,225
TOTAL CONSUMER DISCRETIONARY					63,650,968
CONSUMER STAPLES — 1.1%
Beverages — 0.4%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	785,000		839,950
Dr. Pepper Snapple Group Inc., Senior Notes	6.820%	5/1/18	340,000		387,992
PepsiCo Inc., Senior Notes	7.900%	11/1/18	390,000		488,544
Total Beverages					1,716,486
Food & Staples Retailing — 0.2%
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	161,515		153,092	(a)(f)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	98,803		98,439
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	609,605		610,553
Total Food & Staples Retailing					862,084
Food Products — 0.2%
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	750,000	EUR	1,006,520	(a)
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	640,000		651,200	(a)
Tobacco — 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	710,000		741,950	(a)
TOTAL CONSUMER STAPLES					4,978,240
ENERGY — 13.7%
Energy Equipment & Services — 0.6%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	210,000		255,175

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	February 28, 2010

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Energy Equipment & Services — continued
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	560,000		$547,400
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	655,000		655,000	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	750,000		746,250
Pride International Inc., Senior Notes	7.375%	7/15/14	270,000		278,775
Transocean Inc., Senior Notes	5.250%	3/15/13	390,000		421,542
Total Energy Equipment & Services					2,904,142
Oil, Gas & Consumable Fuels — 13.1%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	800,000		841,444
Apache Corp., Senior Notes	6.000%	1/15/37	280,000		300,124
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,405,000		1,299,625
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	670,000		731,975
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	1,350,000		1,312,875
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	270,000		261,900
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	2,535,000		2,509,650
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000		181,309
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	245,000		241,325
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	255,000		251,175
Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds	5.251%	4/15/10	496,159		367,158	(a)(b)(d)(e)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000		290,653
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	821,700		828,343	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,900,000		2,099,500
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	2,050,000		2,170,595
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000		1,223,755
El Paso Corp., Notes	7.875%	6/15/12	125,000		132,540
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000		83,078
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	480,000		527,609
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	980,000		992,240
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	550,000		610,168
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	3,000,000		2,846,697
Infinis PLC, Senior Notes	9.125%	12/15/14	655,000	GBP	1,003,442	(a)
International Coal Group Inc., Senior Notes	10.250%	7/15/14	655,000		671,375
KazMunaiGaz Finance Sub B.V., Senior Notes	8.375%	7/2/13	2,990,000		3,277,787	(a)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000		362,369
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,850,000		1,868,500	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	946,000		905,795	(a)
LUKOIL International Finance BV, Notes	6.356%	6/7/17	830,000		832,075	(a)
Mariner Energy Inc., Senior Notes	7.500%	4/15/13	2,020,000		2,030,100
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	330,000		386,009
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	550,000		486,750
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	445,000		398,275
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	4,237,000		4,049,763
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000		1,658,217
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	510,000		532,950
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	2,210,000		1,348,100
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000		2,504,750
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000		991,800	(a)
Petronas Capital Ltd.	5.250%	8/12/19	6,260,000		6,373,582	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	410,000		325,950	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	585,000		639,113
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000		536,888
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,335,000		1,521,900
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000		1,099,665	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,150,000		1,219,000	(a)
SandRidge Energy Inc., Senior Notes	8.625%	4/1/15	1,000,000		985,000	(b)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	675,000		700,313	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	February 28, 2010

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Teekay Corp., Senior Notes	8.500%	1/15/20	1,280,000		$1,305,600
W&T Offshore Inc., Senior Notes	8.250%	6/15/14	355,000		335,475	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	630,000		639,450
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	785,000		995,224
XTO Energy Inc., Senior Notes	5.500%	6/15/18	250,000		272,614
Total Oil, Gas & Consumable Fuels					60,361,569
TOTAL ENERGY					63,265,711
FINANCIALS — 14.6%
Capital Markets — 1.2%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	820,000		952,615
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		349,138
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,639,358
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		411,565
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		500,856
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,520,000		1,522,029
Total Capital Markets					5,375,561
Commercial Banks — 3.6%
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	1,050,000		1,040,401	(a)(e)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,250,000		1,318,196	(a)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	2,294,000		2,113,048	(a)(e)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	1,530,000		1,483,243	(a)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	910,000		916,539
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	3,580,000		3,794,800	(a)
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000		471,175	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,529,000		1,532,823	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	2,230,000		2,547,775	(a)
Wachovia Corp., Senior Notes	5.750%	2/1/18	1,350,000		1,426,345
Total Commercial Banks					16,644,345
Consumer Finance — 3.2%
American Express Co., Notes	7.000%	3/19/18	260,000		292,113
FMG Finance Pty Ltd., Senior Secured Bonds	9.750%	9/1/13	2,000,000	EUR	2,861,355	(a)
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	1,300,000		1,281,324
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	115,000		120,677
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,930,000		1,939,140
GMAC Inc., Senior Bonds, zero coupon bond to yield	8.278%	12/1/12	1,330,000		1,064,350
GMAC Inc., Senior Notes	6.875%	8/28/12	978,000		973,110
GMAC Inc., Senior Notes	7.500%	12/31/13	30,000		29,700
GMAC Inc., Senior Notes	8.000%	11/1/31	2,367,000		2,207,228
GMAC Inc., Subordinated Notes	8.000%	12/31/18	36,000		33,660
SLM Corp., Senior Notes	0.409%	7/26/10	4,350,000		4,289,552	(e)
Total Consumer Finance					15,092,209
Diversified Financial Services — 4.4%
AAC Group Holding Corp., Senior Discount Notes	10.250%	10/1/12	350,000		343,000	(a)
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		489,561
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,676,501
CCM Merger Inc., Notes	8.000%	8/1/13	550,000		459,250	(a)
Citigroup Inc., Senior Notes	6.125%	11/21/17	490,000		496,413
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,311,710
Citigroup Inc., Senior Notes	6.875%	3/5/38	290,000		287,154
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	290,000		303,839	(a)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		669,490
General Electric Capital Corp., Senior Notes	5.500%	1/8/20	2,090,000		2,105,707
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	2,000,000	EUR	2,936,295	(a)
John Deere Capital Corp., Senior Notes	4.900%	9/9/13	220,000		241,561

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	February 28, 2010

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Financial Services — continued
Leucadia National Corp., Senior Notes	7.750%	8/15/13	340,000		$355,300
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		550,800
TNK-BP Finance SA	6.625%	3/20/17	550,000		547,250	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,390,000		1,479,763	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,490,000		1,566,437	(a)
UPC Germany GmbH, Senior Secured Bonds	8.125%	12/1/17	1,000,000	EUR	1,389,801	(a)
UPC Germany GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,262,668	(a)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	880,000		869,000	(a)
Total Diversified Financial Services					20,341,500
Insurance — 0.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		3,675,952
Real Estate Investment Trusts (REITs) — 1.0%
Host Hotels & Resorts LP, Senior Notes	7.125%	11/1/13	2,275,000		2,311,969
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.500%	6/1/16	175,000		175,438
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.750%	4/1/17	690,000		693,450
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,460,728	(a)
Total Real Estate Investment Trusts (REITs)					4,641,585
Real Estate Management & Development — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield	23.322%	6/30/15	169,000		55,770	(a)(d)
Castle HoldCo 4 Ltd., Senior Secured Notes	10.000%	5/8/18	530,000	GBP	815,985	(a)
Realogy Corp., Senior Notes	10.500%	4/15/14	1,250,000		1,050,000
Total Real Estate Management & Development					1,921,755
TOTAL FINANCIALS					67,692,907
HEALTH CARE — 4.2%
Biotechnology — 0.1%
Talecris Biotherapeutics Holdings Corp., Senior Notes	7.750%	11/15/16	400,000		404,000	(a)
Health Care Providers & Services — 4.0%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	620,000		643,250
DaVita Inc., Senior Subordinated Notes	7.250%	3/15/15	1,300,000		1,311,375
HCA Inc., Notes	6.375%	1/15/15	1,360,000		1,285,200
HCA Inc., Senior Secured Notes	9.250%	11/15/16	2,550,000		2,712,562
HCA Inc., Senior Secured Notes	9.625%	11/15/16	11,000		11,798	(b)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,179,806
IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes	8.750%	6/15/14	2,680,000		2,720,200
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	1,030,000		1,030,000
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	209,000		219,972	(a)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	215,000		237,575	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,968,000		2,086,080	(a)
Universal Hospital Services Inc., Senior Secured Notes	3.859%	6/1/15	720,000		612,000	(e)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	135,000		131,625	(b)
US Oncology Holdings Inc., Senior Notes	7.178%	3/15/12	3,507,000		3,314,115	(b)(e)
WellPoint Inc., Notes	5.875%	6/15/17	240,000		261,315
Total Health Care Providers & Services					18,756,873
Pharmaceuticals — 0.1%
Wyeth, Notes	5.950%	4/1/37	260,000		275,414
TOTAL HEALTH CARE					19,436,287
INDUSTRIALS — 6.1%
Aerospace & Defense — 0.4%
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	325,000		331,906

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	February 28, 2010

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Aerospace & Defense — (continued)
TransDigm Inc., Senior Subordinated Notes	7.750%	7/15/14	1,730,000		$1,738,650	(a)
Total Aerospace & Defense					2,070,556
Airlines — 0.8%
Continental Airlines Inc., Pass-Through Certificates	8.312%	4/2/11	278,302		268,562
Continental Airlines Inc., Pass-Through Certificates	7.339%	4/19/14	290,000		272,600
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,290,000		2,101,075	(a)
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	848,941		774,659
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	320,000		327,200	(a)
Total Airlines					3,744,096
Building Products — 0.2%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	836,000		875,710	(a)
Commercial Services & Supplies — 1.4%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	890,000		971,880	(a)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	2,510,000		2,349,987	(a)
DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes	9.500%	2/15/13	1,289,000		1,305,113
RSC Equipment Rental Inc., Senior Notes	9.500%	12/1/14	1,295,000		1,259,388
RSC Equipment Rental Inc., Senior Secured Notes	10.000%	7/15/17	735,000		790,125	(a)
Total Commercial Services & Supplies					6,676,493
Construction & Engineering — 1.6%
Odebrecht Finance Ltd.	7.500%	10/18/17	6,577,000		6,922,292	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	600,000		609,000	(a)
Total Construction & Engineering					7,531,292
Marine — 0.2%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	840,000		817,950	(a)
Road & Rail — 0.9%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	248,000		256,680
Kansas City Southern de Mexico, Senior Notes	7.625%	12/1/13	2,080,000		2,085,200
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	615,000		705,712
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,017,000		1,071,664
Total Road & Rail					4,119,256
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Notes	9.000%	8/15/16	595,000		600,950	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,020,000		1,020,000
Penhall International Corp., Senior Secured Notes	12.000%	8/1/14	1,275,000		962,625	(a)(d)
Total Trading Companies & Distributors					2,583,575
TOTAL INDUSTRIALS					28,418,928
INFORMATION TECHNOLOGY — 1.5%
IT Services — 1.4%
Ceridian Corp., Senior Notes	12.250%	11/15/15	553,800		531,648	(b)
First Data Corp., Senior Notes	9.875%	9/24/15	1,240,000		1,078,800
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	4,860,000		4,641,300	(a)
Total IT Services					6,251,748
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices Inc., Senior Notes	8.125%	12/15/17	195,000		198,412	(a)
Freescale Semiconductor Inc., Senior Notes	8.875%	12/15/14	70,000		62,475
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	325,000		255,125
Total Semiconductors & Semiconductor Equipment					516,012
TOTAL INFORMATION TECHNOLOGY					6,767,760
MATERIALS — 8.4%
Chemicals — 0.6%
Cognis Deutschland GmbH & Co. KG, Senior Notes	9.500%	5/15/14	710,000	EUR	996,433	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	792,000	EUR	1,096,676	(a)
Terra Capital Inc., Senior Notes	7.750%	11/1/19	370,000		414,400	(a)
Westlake Chemical Corp., Senior Notes	6.625%	1/15/16	220,000		211,750
Total Chemicals					2,719,259

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	February 28, 2010

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Construction Materials — 0.3%
Headwaters Inc., Senior Secured Notes	11.375%	11/1/14	495,000		$502,425	(a)
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	720,000	EUR	1,003,119
Total Construction Materials					1,505,544
Containers & Packaging — 0.8%
Ardagh Glass Finance PLC, Senior Secured Notes	9.250%	7/1/16	650,000	EUR	956,510	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	575,000		0	(c)(d)(f)
Reynolds Group Issuer Inc., Senior Subordinated Notes	9.500%	6/15/17	2,000,000	EUR	2,765,977	(a)
Total Containers & Packaging					3,722,487
Metals & Mining — 4.7%
Codelco Inc., Notes	5.500%	10/15/13	1,050,000		1,151,286	(a)
Evraz Group SA, Notes	8.875%	4/24/13	1,610,000		1,671,477	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,950,000		2,118,593
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	440,000		446,600	(a)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	2,000,000		2,030,000
Novelis Inc., Senior Notes	7.250%	2/15/15	950,000		885,875
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	745,000		769,213
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	250,000		255,625
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	490,000		580,650
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	410,000		490,975
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	810,000		1,000,350
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,368,000		2,757,259
Vale Overseas Ltd., Notes	6.875%	11/21/36	4,110,000		4,182,891
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,980,000		3,158,800	(a)
Total Metals & Mining					21,499,594
Paper & Forest Products — 2.0%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	894,859		923,941	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000		781,470	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	967,000		1,071,695
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	2,430,000		2,332,800
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	2,949,921	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	270,000		293,453	(a)
Smurfit Kappa Acquisitions, Senior Secured Notes	7.750%	11/15/19	769,000	EUR	1,053,040	(a)
Total Paper & Forest Products					9,406,320
TOTAL MATERIALS					38,853,204
TELECOMMUNICATION SERVICES — 10.9%
Diversified Telecommunication Services — 6.9%
AT&T Inc., Global Notes	5.600%	5/15/18	630,000		673,117
AT&T Inc., Senior Notes	6.400%	5/15/38	720,000		742,409
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	3,710,000		3,668,615	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		305,376
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	479,000		520,913	(a)
Cincinnati Bell Inc., Senior Notes	8.250%	10/15/17	1,945,000		1,954,725
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	120,000		93,600
GCI Inc., Senior Notes	8.625%	11/15/19	1,900,000		1,940,375	(a)
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	535,000		54	(c)(d)
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	900,000		933,750
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	210,000		221,550
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	3,505,000		3,759,112
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	1,920,000		1,953,600	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	350,000		437,563
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	1,105,000		1,052,512
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	1,895,000		2,037,125	(a)
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	1,520,000		1,542,800
Telefonica Emisones SAU, Senior Notes	6.221%	7/3/17	450,000		497,353

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	February 28, 2010

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — (continued)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	828,000		$871,470	(a)
Verizon Communications Inc., Senior Notes	5.500%	2/15/18	510,000		540,330
Verizon Communications Inc., Senior Notes	6.400%	2/15/38	560,000		588,198
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	430,000		462,250	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	1,535,000		1,655,818	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,000,000	EUR	2,466,216	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,000,000		930,000	(a)
Windstream Corp., Senior Notes	8.625%	8/1/16	1,925,000		1,968,312
Total Diversified Telecommunication Services					31,817,143
Wireless Telecommunication Services — 4.0%
ALLTEL Communications Inc., Senior Notes	10.375%	12/1/17	630,000		748,987	(a)(b)(d)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	844,000		890,154
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	2,800,000		2,859,500
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	320,000		328,400
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	500,000		381,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	7,500,000		6,656,250
True Move Co., Ltd., Notes	10.750%	12/16/13	6,510,000		6,607,650	(a)
Total Wireless Telecommunication Services					18,472,191
TOTAL TELECOMMUNICATION SERVICES					50,289,334
UTILITIES — 6.2%
Electric Utilities — 2.6%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,557,000		1,658,205	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000		292,769
Orion Power Holdings Inc., Senior Notes	12.000%	5/1/10	550,000		556,188
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	290,000		302,988
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,040,000		1,106,300
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	11,000,000		8,277,500
Total Electric Utilities					12,193,950
Energy Equipment & Services — 0.5%
EEB International Ltd., Senior Bonds	8.750%	10/31/14	2,050,000		2,247,312	(a)
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	6.875%	12/15/13	1,480,000		1,502,200
Independent Power Producers & Energy Traders — 2.7%
AES Corp., Senior Notes	8.875%	2/15/11	350,000		364,000
AES Corp., Senior Notes	7.750%	3/1/14	2,940,000		2,958,375
AES Corp., Senior Notes	7.750%	10/15/15	1,500,000		1,496,250
Colbun SA, Senior Notes	6.000%	1/21/20	750,000		758,128	(a)
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	1,150,000		908,500
Edison Mission Energy, Senior Notes	7.750%	6/15/16	1,890,000		1,521,450
Edison Mission Energy, Senior Notes	7.625%	5/15/27	765,000		501,075
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	400,000		361,000
Mirant North America LLC, Senior Notes	7.375%	12/31/13	845,000		846,056
NRG Energy Inc., Senior Notes	7.250%	2/1/14	2,195,000		2,216,950
NRG Energy Inc., Senior Notes	7.375%	2/1/16	605,000		598,194
Total Independent Power Producers & Energy Traders					12,529,978
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000		446,900	(a)
TOTAL UTILITIES					28,920,340
TOTAL CORPORATE BONDS & NOTES (Cost — $364,904,096)					372,273,679

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	February 28, 2010

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
ASSET-BACKED SECURITIES — 0.0%
FINANCIALS — 0.0%
Home Equity — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125		$53	(a)(d)(f)
Sail Net Interest Margin Notes 2003-6 A	7.000%	7/27/33	14,101		7	(a)(d)(f)
Sail Net Interest Margin Notes, 2003-7 A	7.000%	7/27/33	42,974		20	(a)(d)(f)
TOTAL ASSET-BACKED SECURITIES (Cost - $166,868)					80
COLLATERALIZED MORTGAGE OBLIGATION — 0.3%
Federal National Mortgage Association (FNMA) STRIPS, IO (Cost - $2,332,295)	5.500%	6/1/33	6,655,161		1,364,588	(d)
COLLATERALIZED SENIOR LOANS — 1.0%
CONSUMER DISCRETIONARY — 0.5%
Media — 0.5%
Newsday LLC, Term Loan	10.500%	7/15/10	2,000,000		2,147,500	(h)(i)
FINANCIALS — 0.5%
Real Estate Management & Development — 0.5%
Realogy Corp., Term Loan	13.500%	4/15/10	2,000,000		2,189,000	(h)(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $4,067,500)					4,336,500
SOVEREIGN BONDS — 13.0%
Argentina — 0.6%
Republic of Argentina	9.000%	6/20/03	1,074,000	EUR	599,985	(c)
Republic of Argentina	10.250%	1/26/07	1,100,000	EUR	640,739	(c)
Republic of Argentina	8.000%	2/26/08	1,729,117	EUR	977,743	(c)
Republic of Argentina	11.750%	11/13/26	1,550,000	EUR	418,432	(c)
Republic of Argentina, Medium-Term Notes	10.000%	2/22/07	522,000	EUR	300,504	(c)
Total Argentina					2,937,403
Brazil — 1.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	7/1/10	1,422,000	BRL	788,120
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	12,410,000	BRL	6,687,115
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	786,000	BRL	382,430
Federative Republic of Brazil	7.125%	1/20/37	775,000		879,625
Total Brazil					8,737,290
Colombia — 1.0%
Republic of Colombia	11.750%	2/25/20	544,000		794,240
Republic of Colombia	7.375%	9/18/37	2,852,000		3,115,810
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		572,700
Total Colombia					4,482,750
Hungary — 0.2%
Republic of Hungary, Senior Notes	6.250%	1/29/20	950,000		975,110
Indonesia — 1.5%
Republic of Indonesia	10.250%	7/15/22	15,399,000,000	IDR	1,683,359
Republic of Indonesia	11.000%	9/15/25	25,206,000,000	IDR	2,838,004
Republic of Indonesia, Bonds	9.750%	5/15/37	11,646,000,000	IDR	1,148,258
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	970,000		1,079,125	(a)
Total Indonesia					6,748,746
Mexico — 0.3%
United Mexican States	11.375%	9/15/16	148,000		207,200
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,260
United Mexican States, Medium-Term Notes	6.750%	9/27/34	1,046,000		1,127,065
Total Mexico					1,338,525
Panama — 1.1%
Republic of Panama	7.250%	3/15/15	621,000		715,703
Republic of Panama	9.375%	4/1/29	1,275,000		1,714,875
Republic of Panama	6.700%	1/26/36	2,430,000		2,594,025
Total Panama					5,024,603

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	February 28, 2010

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Peru — 0.7%
Republic of Peru	8.750%	11/21/33	278,000	$364,180
Republic of Peru, Bonds	6.550%	3/14/37	1,774,000	1,871,570
Republic of Peru, Global Senior Bonds	8.375%	5/3/16	895,000	1,094,138
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000	58,500
Total Peru				3,388,388
Qatar — 0.1%
State of Qatar, Senior Notes	4.000%	1/20/15	470,000	477,050	(a)
Russia — 1.4%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	5,807,790	6,595,326	(a)
Turkey — 1.5%
Republic of Turkey, Notes	6.750%	5/30/40	3,760,000	3,689,500
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000	3,393,750
Total Turkey				7,083,250
United Arab Emirates — 0.2%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	750,000	793,514	(a)
Venezuela — 2.5%
Bolivarian Republic of Venezuela	8.500%	10/8/14	365,000	308,425
Bolivarian Republic of Venezuela	5.750%	2/26/16	12,367,000	8,564,148	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	475,000	301,150
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	1,608,000	1,145,700
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	875,000	824,250
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	180,600
Total Venezuela				11,324,273
TOTAL SOVEREIGN BONDS (Cost — $60,391,405)				59,906,228
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Bonds	4.500%	8/15/39	50,000	49,789
U.S. Treasury Notes	3.375%	11/15/19	490,000	481,617
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $524,121)				531,406
U.S. TREASURY INFLATION PROTECTED SECURITIES — 1.1%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	3,166,371	3,164,886
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	985,228	1,031,410
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	937,809	1,039,869
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $4,943,222)				5,236,165

			SHARES
COMMON STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.2%
Media — 0.2%
Charter Communications Inc., Class A Shares			17,345	516,014	*
Dex One Corp.			2,411	71,848	*
SuperMedia Inc.			2,490	104,561	*
TOTAL CONSUMER DISCRETIONARY				692,423
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			3,221	76,509	*
INDUSTRIALS — 0.0%
Building Products — 0.0%
Nortek Inc.			4,011	150,402	*
MATERIALS — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			39,529	564,079	*
TOTAL COMMON STOCKS (Cost — $5,509,849)				1,483,413

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	February 28, 2010

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	SHARES	VALUE
CONVERTIBLE PREFERRED STOCK — 0.2%
FINANCIALS — 0.2%
Diversified Financial Services — 0.2%
Citigroup Inc. (Cost - $890,000)	7.500%	12/15/12	8,900	$954,614	*
PREFERRED STOCKS — 0.4%
CONSUMER DISCRETIONARY — 0.2%
Automobiles — 0.2%
Corts-Ford Motor Co.	7.400%		30,500	667,950
Corts -Ford Motor Co.	8.000%		1,900	43,377
Total Automobiles				711,327
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		10,727	11	*(a)(d)(e)
TOTAL CONSUMER DISCRETIONARY				711,338
FINANCIALS — 0.2%
Consumer Finance — 0.1%
GMAC Inc.	7.000%		1,176	832,424	(a)
Diversified Financial Services — 0.1%
Preferred Plus, Trust, Series FRD-1	7.400%		2,600	55,926
Saturns, Series F, 2003-5	8.125%		9,700	224,167
Total Diversified Financial Services				280,093
TOTAL FINANCIALS				1,112,517
TOTAL PREFERRED STOCKS (Cost — $1,085,657)				1,823,855

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	2,675	73,563	*
Buffets Restaurant Holdings		4/28/14	570	6	*(d)(f)
Charter Communications Inc.		11/30/14	754	5,295	*
CNB Capital Trust		3/23/19	12,259	12	*(a)(d)(f)
Nortek Inc.		12/7/14	1,302	16,598	*(f)
SemGroup Corp.		11/30/14	3,391	17,803	*(d)
TOTAL WARRANTS (Cost — $101,368)				113,277
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $444,916,381)				448,023,805

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENT — 3.2%
Repurchase Agreement — 3.2%
Morgan Stanley tri-party repurchase agreement dated 2/26/10; Proceeds at maturity - $14,899,124; (Fully collateralized by U.S. government agency obligation, 3.500% due 10/3/11; Market value - $15,400,968) (Cost - $14,899,000)	0.100%	3/1/10	$14,899,000	14,899,000
TOTAL INVESTMENTS — 100.0% (Cost — $459,815,381#)				$462,922,805
†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	The coupon payment on these securities is currently in default as of February 28, 2010.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	The date shown represents the last in range of interest reset dates.

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)	February 28, 2010

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

(i)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GBP	- British Pound
	IDR	- Indonesian Rupiah
	IO	- Interest Only
	OJSC	- Open Joint Stock Company
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$372,273,679	$0	$372,273,679
Asset-backed securities	—	73	7	80
Collateralized mortgage obligation	—	1,364,588	—	1,364,588
Collateralized senior loans	—	4,336,500	—	4,336,500
Sovereign bonds	—	59,906,228	—	59,906,228
U.S. government & agency obligations	—	531,406	—	531,406
U.S. treasury inflation protected securities	—	5,236,165	—	5,236,165
Common stocks:
Energy	—	76,509	—	76,509
Other common stocks	$1,406,904	—	—	1,406,904
Convertible preferred stock	954,614	—	—	954,614
Preferred stocks:
Consumer discretionary	711,327	11	—	711,338
Financials	280,093	832,424	—	1,112,517
Warrants	—	96,661	16,616	113,277
Total long-term investments	$3,352,938	$444,654,244	$16,623	$448,023,805
Short-term investments†	—	14,899,000	—	14,899,000
Total investments	$3,352,938	$459,553,244	$16,623	$462,922,805
Other financial instruments:
Forward foreign currency contracts	—	$793,747	—	793,747
Interest rate swaps‡	—	(26,124)	—	(26,124)
Total other financial instruments	—	$767,623	—	$767,623
Total	$3,352,938	$460,320,867	$16,623	$463,690,428

Notes to Schedule of Investments (unaudited) (continued)

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE	ASSET-	COMMON STOCKS	PREFERRED STOCKS
	BONDS &	BACKED	CONSUMER	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	SECURITIES	DISCRETIONARY	DISCRETIONARY	WARRANTS	TOTAL
Balance as of May 31, 2009	$1,206,667	—	$0	$4,559	$337	$1,211,563
Accrued premiums/discounts	43,688	—	—	—	—	43,688
Realized gain/(loss)(1)	44	—	(694,145)	0	—	(694,101)
Change in unrealized appreciation (depreciation)(2)	(31,843)	—	695,435	(4,548)	(319)	658,725
Net purchases (sales)	—	—	(1,290)	—	16,598	15,308
Net transfers in and/or out of Level 3	(1,218,556)	$7	—	(11)	—	(1,218,560)
Balance as of February 28, 2010	$0	$7	—	—	$16,616	$16,623
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2010(2)	$(17,895)	$0	—	—	$(319)	$(18,214)

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price

Notes to Schedule of Investments (unaudited) (continued)

with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

Interest Rate Swaps.

The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Stripped Securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Security Transactions.  Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2.  Investments

At February 28, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$24,075,879
Gross unrealized depreciation	(20,968,455)
Net unrealized appreciation	$3,107,424

At February 28, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
Brazilian Real	1,388,352	$768,319	3/2/2010	$1,909
Brazilian Real	1,388,352	763,145	4/5/2010	5,518
British Pound	1,680,000	2,559,598	5/18/2010	(133,585)
Euro	483,148	658,244	5/18/2010	6,403
				(119,755)
Contracts to Sell:
Brazilian Real	1,388,352	768,319	3/2/2010	(5,781)
British Pound	1,190,050	1,813,126	5/18/2010	77,281
British Pound	1,683,000	2,564,169	5/18/2010	100,020
Euro	3,675,787	5,007,911	5/18/2010	97,794
Euro	10,330,357	14,074,130	5/18/2010	234,602
Euro	11,734,324	15,986,902	5/18/2010	409,586
				913,502
Net Unrealized Gain on Open Forward Foreign Currency Contracts				$793,747

At February 28, 2010, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT†	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Interest Rate Swaps:
Credit Suisse	$4,271,536	1/2/12	BRL-CDI	10.510%	—	$(17,323	)*
Credit Suisse	2,653,585	1/2/12	BRL-CDI	10.560%	—	(8,801	)*
Total	$6,925,121				—	$(26,124)

† Notional amount denominated in U.S. dollars, unless otherwise noted.

‡  Percentage shown is an annual percentage rate.

* Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2010.

	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	—	—	$(26,124)	$(26,124)
Foreign Exchange Contracts	$933,113	$(139,366)	—	793,747
Total	$933,113	$(139,366)	$(26,124)	$767,623

For the nine months ended February 28, 2010, the Fund had average market value of $6,141,909 and $24,713,549 in forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively, and average notional balances in interest rate swap contracts of $6,232,609.

At February 28, 2010, the Fund did not have any open futures contracts (to buy), futures contracts (to sell) or credit default swap contracts (to sell protection).  During the nine months ended February 28, 2010, the Fund had average market values of $13,900,625 and $10,117,440 in futures contracts (to buy) and futures contracts (to sell), respectively, and an average notional balance of $33,055,000 in credit default swap contracts (to sell protection)

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund.  Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties.  These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV.  The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	April 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	April 23, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	April 23, 2010